UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of report (Date of earliest event reported):
                       January 18, 2005 (January 7, 2005)

                      VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)
                                     Nevada
                          (State or Other Jurisdiction
                                of Incorporation)

         Nevada                          000-33151                45-0420093
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation                  File Number)          Identification No.)


4483 West Reno Avenue, Las Vegas, Nevada                      89118
(Address of Principal Executive Offices)                    (Zip Code)

        Registrant's Telephone Number, including area code (702) 221-8070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On January 18, 2005 Voyager issued a press release announcing the signing of an agreement with Allied Investment House, Inc. to build a 600ft Observation Wheel in the GCC. Allied Investment House, Inc. will provide 100% of the financing of an Observation Wheel in the GCC up to $150 million.

The goal of Voyager and Allied is to initiate and finalize appropriate due diligence towards a potential joint venture of a new entity ("Newco") to be jointly owned by AIH (or its partners/affiliates) and VEII (or its assigns). Upon successful negotiations, Newco will be formed to accomplish the following:
AIH (or its partners/affiliates) will provide sufficient funding for the acquisition of the land and for the mutually agreed construction budget (currently estimated at $150M) and provide the local expertise and relationships for the development of a Voyager Orbitor Wheel (the "Wheel") as well as any associated restaurants and/or hotels (collectively the "Project"). AIH (or its partners/affiliates) will own a percentage of Newco. It is understood that AIH will take Newco public as a publicly formed Company and will be listed on a regional or international exchange VEII (or its assigns) will provide the intellectual property, technology, know how and relationships for the Project. VEII (or its assigns) will own a percentage of Newco and will receive an amount of gross revenues from the project to be negotiated. VEII (or its assigns) will also be paid a negotiated premium above and beyond the agreed upon construction costs for the Project for designing the Wheel and building of the Project. VEII (or its assigns) will be the manager of the Project for Newco and will be authorized to contract with a third-party management company approved by Allied. VEII (or its assigns) will own a percentage of the new publicly formed U.A.E. Company.

A copy of the agreement between Allied and Voyager dated January 10, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of Voyager's press release dated January 18, 2005 is filed as exhibit 99.2 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits
       (c)        Exhibit Number        Description
                  99.1                  Signed agreement between Voayger and
                                        Allied Investment House
                  99.2                  Press release of Voyager Entertainment
                                        international, Inc.
                                        Dated January 18, 2005.


                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
Date: January 18, 2005                 /s/ Richard L. Hannigan, Sr.
                                       ----------------------------
                                       Richard L. Hannigan, Sr.
                                       President and Chief Executive Officer